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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                     _____


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported)  March 6, 1996
                                                        --------------------


                           MARK IV INDUSTRIES, INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                           1-8862                 23-1733979
---------------------------------       -----------              -------------
(State or other jurisdiction of         (Commission              (IRS Employer
 incorporation)                         File Number)             ID Number)

 501 John James Audubon Pkwy., Amherst, New York                   14226-0810
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(Address of principal executive offices)                           (Zip Code)

Registrant's Telephone Number,
 including area code:                                           (716) 689-4972
                                                                --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5. - Other Events
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    (a) New Credit Agreement.  On March 8, 1996, the Registrant entered into an
        --------------------
Amended and Restated Credit and Guarantee Agreement (the "Credit Agreement") among the Registrant, as Borrower, Dayco PTI S.p.A., as Subsidiary Borrower, and certain other subsidiaries of the Registrant, as Guarantors, various banks and other financial institutions, Chemical Bank, as Administrative and Bid Agent, Bank of America National Trust and Savings Association, as Documentation Agent, and BA Securities, Inc. and Chemical Securities Inc., as Arrangers. The terms of the Credit Agreement provide for a five year non-amortizing revolving credit facility with initial borrowing availability of $700 million, of which $600 million was a domestic facility (the "Domestic Credit Facility") and $100 million is a multi-currency facility (the "Multi-Currency Credit Facility"). In accordance with the terms of the Credit Agreement, the availability under the Domestic Credit Facility was automatically reduced to $400 million on March 11, 1996 upon the consummation of the private placement by the Registrant of $250 million principal amount of its 7-3/4% Senior Subordinated Notes due 2006 as described below. The Multi-Currency Credit Facility permits borrowings to be made in dollars as well as specified foreign currencies. The proceeds of the initial borrowings under the Credit Agreement were used to repay in full amounts outstanding under the Registrant's previously existing $650 million credit agreement and $100 million foreign currency credit agreement.

         Borrowings under the Domestic Credit Facility bear interest at a rate per annum equal to, at the Registrant's option, either (i) the greater of (a) Chemical Bank's prime rate or (b) the Federal Funds Rate plus one-half of 1% or
(ii) LIBOR plus a margin (the "Applicable Margin") ranging from 0.225% to 0.35%, depending upon the Registrant's Consolidated Leverage Ratio (as defined). Borrowings under the Multi-Currency Credit Facility bear interest at the LIBOR rate for the currency of each loan plus the Applicable Margin. The Registrant is also required to pay a commitment fee at a rate per annum ranging from 0.125% to 0.20% of the total borrowing availability under the Credit Agreement (the "Facility Fee Rate"), determined on the basis of the Company's Consolidated Leverage Ratio. Based upon the Company's most recently determined Consolidated Leverage Ratio, the Applicable Margin and Facility Fee Rate are 0.225% and 0.15%, respectively. The Credit Agreement contains customary affirmative and negative covenants, including financial covenants requiring the maintenance of specified consolidated interest coverage and leverage ratios and amounts of consolidated net worth. Borrowings under the Credit Agreement are guaranteed by the Registrant's significant domestic subsidiaries and are secured by a pledge of the capital stock of each of such subsidiaries.

                                       1
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         The foregoing summary of the terms of the Credit Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of the Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report.

    (b) Private Placement of 7-3/4% Senior Subordinated Notes due 2006.  On
        --------------------------------------------------------------
March 11, 1996, the Registrant completed the sale of $250 million principal amount of its 7-3/4% Senior Subordinated Notes due 2006 (the "Notes") in a private placement under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and Rule 144A thereunder, at a purchase price of 99.36% of the face amount thereof. The net proceeds from the sale of the Notes were used to reduce outstanding indebtedness of the Registrant under the Credit Agreement. The Notes bear interest at the rate of 7-3/4% per annum, payable semi-annually, and will mature on April 1, 2006. The Notes are not subject to redemption prior to their stated maturity. Upon a Change of Control (as defined) of the Registrant, holders of the Notes will have the right, subject to certain restrictions and conditions, to require the Registrant to purchase all or any of their Notes at 101% of the principal amount thereof plus accrued interest thereon. The Notes are general unsecured obligations of the Registrant and are subordinated in right of payment to all existing and future Senior Indebtedness (as defined) of the Registrant and rank pari passu in right of payment to the Registrant's
                        ---- -----
outstanding 8-3/4% Senior Subordinated Notes due April 1, 2003. The Indenture pursuant to which the Notes were issued contains various restrictive covenants, including covenants restricting the payment of dividends, the repurchase of capital stock and the making of certain other Restricted Payments (as defined), the incurrence of additional indebtedness, the incurrence of certain liens and certain mergers, consolidations or sales of assets. Upon the Notes being rated Investment Grade (as defined), certain of the restrictions will no longer be applicable. Pursuant to a registration rights agreement relating to the Notes, the Registrant has agreed to make an offer to exchange the Notes (the "Exchange Offer") for a new issue of debt securities registered under the Act with terms substantially identical to those of the Notes. The Registrant will become obligated to pay specified amounts of liquidated damages to holders of the Notes if the Exchange Offer is not filed, commenced or consummated by specified dates.

         The foregoing summary of the terms of the Notes does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of the Notes and the Indenture, dated March 11, 1996, between the Registrant and Fleet National Bank, as Trustee, pursuant to which the Notes were issued, a copy of which (with the form of Note certificate) is filed as Exhibit
4.1 to this Current Report.

                                       2
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         Pursuant to Rule 135c under the Act, copies of the press releases issued by the Registrant on March 6, 1996 and March 12, 1996 relating to the offering and sale of the Notes are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report.


Item 7. - Financial Statements, Pro Forma Financial Statements
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          and Exhibits
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(c)  Exhibits:

    4.1 Conformed copy of the Indenture, dated as of March 11, 1996, between Mark IV Industries, Inc. and Fleet National Bank, as Trustee, including the form of Senior Subordinated Notes due 2006.

    10.1 Conformed copy of the Credit Agreement, dated as of March 8, 1996, among the Registrant and Dayco PTI S.p.A., as Borrowers, certain other subsidiaries of the Registrant, as Guarantors, various banks and financial institutions, Chemical Bank, as Administrative and Bid Agent, Bank of America National Trust and Savings Association, as Documentation Agent, and BA Securities, Inc. and Chemical Securities Inc., as Arrangers.

    99.1   Text of Registrant's press release dated March 6, 1996.

    99.2   Text of Registrant's press release dated March 12, 1996.

                                       3
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                                   SIGNATURE
                                   ---------


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        MARK IV INDUSTRIES, INC.



                        By:/s/ Richard L. Grenolds
                           ------------------------
                           Richard L. Grenolds
                           Vice President and Chief
                             Accounting Officer



Dated: March 21, 1996

                                       4
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                                 EXHIBIT INDEX
                                 -------------

                                                          Page No. in
                                                         Sequentially
                                                           Numbered
Exhibit No.                  Description                   Statement
-----------                  -----------                   ---------


4.1 Conformed copy of the Indenture, dated as of March 11, 1996, between Mark IV Industries, Inc. and Fleet National Bank, as Trustee, including the form of Senior Subordinated Notes due 2006.

10.1 Conformed copy of the Credit Agreement, dated as of March 8, 1996, among the Registrant and Dayco PTI S.p.A., as Borrowers, certain other subsidiaries of the Registrant, as Guarantors, various banks and financial institutions, Chemical Bank, as Administrative and Bid Agent, Bank of America National Trust and Savings Association, as Documentation Agent, and BA Securities, Inc. and Chemical Securities Inc., as Arrangers.

99.1          Text of Registrant's press release dated
              March 6, 1996.

99.2          Text of Registrant's press release dated
              March 12, 1996.